As filed with the Securities and Exchange Commission on May 8, 2008

Registration No. 333-149480

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4

to

FORM S-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

NYSE Euronext

(Exact name of registrant as specified in its charter)

Delaware	6200	20-5110848
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

11 Wall Street

New York, New York 10005

(212) 656-3000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

John K. Halvey, Esq.

Group Executive Vice President, General Counsel and Corporate Secretary

NYSE Euronext

11 Wall Street

New York, New York 10005

(212) 656-3000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

David C. Karp, Esq. Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 (212) 403-1000	Roland Hlawaty, Esq. John D. Franchini, Esq. Milbank, Tweed, Hadley & McCloy LLP One Chase Manhattan Plaza New York, New York 10005 (212) 530-5000

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered(1)	Proposed maximum offering price per unit	Proposed maximum aggregate offering price(2)	Amount of registration fee(3)(4)
Common stock, par value $0.01 per share	Not Applicable	Not Applicable	$520,000,000	$20,436

(1)	In accordance with Rule 457(o) under the Securities Act of 1933, the number of shares has not been included.

(2)	Estimated solely for the purpose of calculation of the registration fee. Pursuant to Rule 457(o), the registration fee has been computed on the basis of the maximum aggregate offering price of the shares of the Registrant’s common stock expected to be issued. In the proposed merger, the registrant will issue (i) shares of common stock with a value of $260,000,000 plus (ii) shares of common stock with a value equal to the net proceeds from the sale of the headquarters of American Stock Exchange LLC. Under the terms of the merger agreement (as defined herein), the number of shares to be issued pursuant to clause (ii) cannot exceed the number of shares to be issued pursuant to clause (i) (adjusted for stock splits, combinations, reclassifications or other similar transactions occurring after the completion of the mergers). Solely for purposes of calculating the maximum aggregate offering price, the registrant has assumed that the value of the common stock being issued pursuant to clause (ii) will not exceed $260,000,000.

(3)	Calculated by multiplying the estimated aggregate offering price of securities to be registered by 0.00003930.

(4)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.	INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Pursuant to the Delaware General Corporation Law, a corporation may indemnify any person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a derivative action by or in the right of such corporation) who is or was a director, officer, employee or agent of such corporation, or serving at the request of such corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The Delaware General Corporation Law also permits indemnification by a corporation under similar circumstances for expenses (including attorneys’ fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action or suit, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to such corporation unless the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

To the extent a director, officer, employee or agent is successful in the defense of such an action, suit or proceeding, the corporation is required by the Delaware General Corporation Law to indemnify such person for actual and reasonable expenses incurred thereby. Expenses (including attorneys’ fees) incurred by such persons in defending any action, suit or proceeding may be paid in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to be so indemnified.

The Delaware General Corporation Law provides that the indemnification described above shall not be deemed exclusive of other indemnification that may be granted by a corporation pursuant to its bylaws, disinterested directors’ vote, stockholders’ vote, and agreement or otherwise.

The Delaware General Corporation Law also provides corporations with the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in a similar capacity for another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability as described above.

The NYSE Euronext certificate of incorporation requires NYSE Euronext to indemnify and hold harmless any director, officer or employee of NYSE Euronext to the fullest extent permitted by Delaware law, against all expenses, liabilities and losses, including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement, reasonably incurred by those persons in connection with any action, suit or proceeding in which they were, are, or have been threatened to be involved by virtue of their service as a director or officer of NYSE Euronext or their service at the request of NYSE Euronext as a director, officer, employee or agent of, or in any other capacity with respect to, another corporation or a partnership, joint venture, trust or other entity or enterprise, including service with respect to employee benefit plans. In general, NYSE Euronext indemnifies such a director or officer who initiates an action, suit or proceeding only if such action, suit or proceeding was authorized by the NYSE Euronext board of directors.

In addition, under the NYSE Euronext certificate of incorporation, NYSE Euronext is required to pay, in advance of the disposition of any action, suit or proceeding, any reasonable expenses incurred by such a director or officer subject (if required by the Delaware General Corporation Law) to such person agreeing to repay any such amounts if it is judicially determined that such person is not entitled to be indemnified for such expenses.

The foregoing statements are subject to the detailed provisions of Section 145 of the Delaware General Corporation Law, the full text of the NYSE Euronext certificate of incorporation, which is filed as Exhibit 3.1 to this registration statement, and the full text of the form of NYSE Euronext bylaws expected to be in effect upon completion of the mergers, which is attached as Annex D hereto.

ITEM	21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) The following exhibits are filed herewith or incorporated herein by reference unless otherwise indicated:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 17, 2008, by and among NYSE Euronext, Amsterdam Merger Sub, LLC, The Amex Membership Corporation, AMC Acquisition Sub, Inc., American Stock Exchange Holdings, Inc., American Stock Exchange LLC and American Stock Exchange 2, LLC (included as Annex A to the proxy statement/prospectus forming a part of this registration statement).

2.2	Purchase Agreement, entered into as of January 12, 2008 by and among (i) Wombat Financial Software, Inc., a Nevada corporation, (ii) TransactTools, Inc., a Delaware corporation, an indirect, wholly owned subsidiary of NYSE Euronext, a Delaware corporation, (iii) Ronald B. Verstappen, Daniel Moore, ML IBK Positions, Inc. and certain other individual parties; (iv) NYSE Euronext, a Delaware corporation (for the limited purposes specified in the agreement only), and (v) Ronald B. Verstappen, as the seller representative (for the limited purposes set specified in the agreement only) (Incorporated by reference to Exhibit 2.1 to NYSE Euronext’s current report on Form 8-K filed with the SEC on January 16, 2008).

2.3	Amended and Restated Combination Agreement, dated as of November 24, 2006, by and among NYSE Group, Inc., Euronext N.V., NYSE Euronext, Inc., and Jefferson Merger Sub, Inc. (Incorporated by reference to Annex A to NYSE Euronext’s registration statement on Form S-4/A filed with the SEC on November 27, 2006 (File No. 333-137506)).

2.4	Agreement and Plan of Merger, dated as of April 20, 2005, as amended and restated as of July 20, 2005, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A to NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

2.5	Amendment No. 1, dated as of October 20, 2005, to the Amended and Restated Agreement and Plan of Merger, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A to NYSE Group, Inc.’s registration statement on Form S-4 filed with the SEC (File No. 333-126780)).

2.6	Amendment No. 2, dated as of November 2, 2005, to the Amendment and Restated Agreement and Plan of Merger, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A to NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

3.1	Amended and Restated Certificate of Incorporation of NYSE Euronext (Incorporated by reference to Exhibit 3.1 to the NYSE Euronext’s registration statement on Form S-8 (File No. 333-141869)).

3.2.1	Amended and Restated Bylaws of NYSE Euronext, as in effect as of the date of the registration statement (Incorporated by reference to Exhibit 3.2 to NYSE Euronext’s registration statement on Form S-8 (File No. 333-141869)).

Exhibit No.	Description
3.2.2	Form of Amended and Restated Bylaws of NYSE Euronext, as are expected to be in effect following the completion of the mergers. §

4.1	Agency Agreement, dated as of April 23, 2008, among NYSE Euronext, Citibank, N.A., London Branch, as fiscal and paying agent, Dexia Banque Internationale à Luxembourg, société anonyme, as Luxembourg Paying Agent, and ABN AMRO N.V., as paying agent (Incorporated by reference to Exhibit 4.1 to NYSE Euronext’s current report on Form 8-K filed with the SEC on April 24, 2008).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz regarding legality of securities being registered. §

8.1	Opinion of Wachtell, Lipton, Rosen & Katz regarding U.S. federal income tax matters. §

8.2	Opinion of Milbank, Tweed, Hadley & McCloy, LLP regarding U.S. federal income tax matters. §

10.1	Amended and Restated Support and Lock-Up Agreement, dated as of July 20, 2005, by and among GS Archipelago Investment, L.L.C., SLK-Hull Derivatives LLC, Goldman Sachs Execution and Clearing, L.P. and New York Stock Exchange, Inc. (Incorporated by reference to Annex C to NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

10.2	Amended and Restated Support and Lock-Up Agreement, dated as of July 20, 2005, by and among General Atlantic Partners 77, L.P., GAP-W Holdings, L.P., GapStar, LLC, GAP Coinvestment Partners II, L.P., GAPCO GmbH & Co. KG and New York Stock Exchange, Inc. (Incorporated by reference to Annex B to NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

10.3	Employment Agreement, dated as of August 27, 2003, by and between New York Stock Exchange, Inc. and Richard A. Grasso (Incorporated by reference to Exhibit 10.6 to NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

10.4	Letter Agreement, dated as of December 1, 2004, by and between New York Stock Exchange, Inc. and John Thain (Incorporated by reference to Exhibit 10.8 to NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

10.5	Letter Agreement, dated as of April 6, 2005, by and between New York Stock Exchange, Inc. and Catherine R. Kinney (Incorporated by reference to Exhibit 10.10 to NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

10.6	Letter Agreement, dated as of December 7, 2006, by and between NYSE Group, Inc. and John A. Thain (Incorporated by reference to Exhibit 10.1 to NYSE Group, Inc.’s current report on Form 8-K filed with the SEC on December 15, 2006).

10.7	Form of Indemnification Agreement, between Archipelago Holdings, L.L.C. and certain indemnitees specified therein (Incorporated by reference to Exhibit 10.29 to Archipelago’s registration statement on Form S-1 (File No. 333-11326)).

10.8	Amended and Restated Change In Control Severance Agreement, dated as of June 15, 2004, between Archipelago Holdings, L.L.C. and Nelson J. Chai (Incorporated by reference to Exhibit 10.34 to Archipelago’s registration statement on Form S-1 (File No. 333-11326)).

10.9	Form of Agreement by and between Archipelago Holdings, Inc. and each other executive officer, dated as of December 30, 2005 (Incorporated by reference to Exhibit 10.1 to Archipelago’s current report on Form 8-K filed with the SEC on December 30, 2005).

10.10	Registration Rights Agreement, dated as of October 20, 2005, by and among General Atlantic Partners 77, L.P., GAP-W Holdings, L.P., GapStar, LLC, GAP Coinvestment Partners II, L.P., GAPCO GmbH & Co. KG, NYSE Group, Inc., and New York Stock Exchange, Inc. (Incorporated by reference to Exhibit 10.15 to NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

Exhibit No.	Description

10.11	Credit Agreement, dated as of January 5, 2007, among NYSE Euronext, Inc., NYSE Group, Inc., the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and (for the sole purposes of Sections 2.03, 2.04, 2.06(b), 4.03, 7.02 and 9.01 of the Credit Agreement) the presenting bank parties thereto (Incorporated by reference to NYSE Euronext’s current report on Form 8-K filed with the SEC on January 9, 2007).

10.12	Share Purchase Agreement, dated January 10, 2007, among NYSE Group, Inc., IL&FS Trust Company Limited, ICICI Bank Limited, IFCI Limited, Punjab National Bank, and General Insurance Corporation of India (Incorporated by reference to Exhibit 10.37 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 22, 2007).

10.13	Amended and Restated Clearing Agreement dated October 31, 2003 among LCH.Clearnet Group S.A., LCH.Clearnet Group, Euronext Amsterdam, Euronext Brussels, Euronext Lisbon and Euronext Paris (Incorporated by reference to Exhibit 10.47 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).*

10.14	Amended and Restated Clearing Agreement between Liffe Administration and Management and LCH.Clearnet Limited dated July 16, 1996 (Incorporated by reference to Exhibit 10.48 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).*

10.15	The Umbrella Services Agreement among Euronext N.V., Atos Origin SA, Atos Euronext SA and Atos Euronext Market Solutions Holdings S.A.S. dated July 22, 2005 (Incorporated by reference to Exhibit 10.49 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).*

10.16	Agreement governing the lease of Palais de la Bourse/Beurspaleis, Place de la Bourse/ Beursplein, 1000 Brussels, Belgium (unofficial English translation) (Incorporated by reference to Exhibit 10.50 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).*

10.17	Agreement governing the lease of Avenida da Liberdade, n.°196, 7°Piso, 1250-147, Lisbon, Portugal (Incorporated by reference to Exhibit 10.51 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).*

10.18	Agreement governing the lease of 39, rue Cambon, 75039 Paris Cedex 01, France (Incorporated by reference to Exhibit 10.52 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).*

10.19	Agreement governing the lease of Cannon Bridge House, 1 Cousin Lane, EC4R 3XX London, United Kingdom (Incorporated by reference to Exhibit 10.53 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).*

10.20	Issuing and Paying Agency Agreement, between NYSE Euronext, Inc. and JPMorgan Chase Bank, National Association, dated March 28, 2007 (Incorporated by reference to Exhibit 10.1 to NYSE Euronext’s current report on Form 8-K filed with the SEC on April 2, 2007).

10.21	Commercial Paper Dealer Agreement 4(2) Program, between NYSE Euronext, Inc., as Issuer, and Lehman Brothers, Inc., as Dealer, dated March 28, 2007 (Incorporated by reference to Exhibit 10.2 to NYSE Euronext’s current report on Form 8-K filed with the SEC on April 2, 2007).

10.22	Commercial Paper Dealer Agreement 4(2) Program, between NYSE Euronext, Inc., as Issuer, Merrill Lynch Money Markets Inc., as Dealer, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as Dealer, dated March 28, 2007 (Incorporated by reference to Exhibit 10.3 to NYSE Euronext’s current report on Form 8-K filed with the SEC on April 2, 2007).

10.23	Note Agency Agreement Relating to a Euro-Commercial Paper Programme, between NYSE Euronext, Inc. and Citibank, N.A., as Issue and Paying Agent, dated March 30, 2007 (Incorporated by reference to Exhibit 10.4 to NYSE Euronext’s current report on Form 8-K filed with the SEC on April 2, 2007).

Exhibit No.	Description

10.24	Dealer Agreement Relating to a Euro-Commercial Paper Programme, between NYSE Euronext, Inc., as Issuer, Citibank International plc, as Arranger, and Citibank International plc, Credit Suisse Securities (Europe) Limited and Société Générale, as Dealers, dated March 30, 2007 (Incorporated by reference to Exhibit 10.5 to NYSE Euronext’s current report on Form 8-K filed with the SEC on April 2, 2007).

10.25	364-Day Credit Agreement ($1,000,000,000), dated as of April 4, 2007, between NYSE Euronext, the Subsidiary Borrowers party hereto, the Lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, and the other financial institutions party thereto as agents (Incorporated by reference to Exhibit 10.5 to NYSE Euronext’s current report on Form 8-K filed with the SEC on April 9, 2007).

10.26	Credit Agreement ($2,000,000,000), dated as of April 4, 2007, between NYSE Euronext, the Subsidiary Borrowers party thereto, the Lenders party hereto, JPMorgan Chase Bank, N.A. as Administrative Agent, and the other financial institutions party thereto as agents (Incorporated by reference to Exhibit 10.5 to NYSE Euronext’s current report on Form 8-K filed with the SEC on April 9, 2007).

10.27	Trust Agreement, dated as of April 4, 2007, by and among NYSE Euronext, NYSE Group, Inc., Wilmington Trust Company, as Delaware Trustee, Jacques de Larosière de Champfeu, as Trustee, Charles K. Gifford, as Trustee and, John Shepard Reed, as Trustee (Incorporated by reference to Exhibit 10.27 to Amendment No. 1 to NYSE Euronext’s Annual Report on Form 10-K filed with the SEC on May 1, 2007).

10.28	Governance and Option Agreement, dated as of April 4, 2007, by and among NYSE Euronext, Euronext N.V., NYSE Euronext (Holding) N.V. and Stichting NYSE Euronext. (Incorporated by reference to Exhibit 10.28 to Amendment No. 1 to NYSE Euronext’s Report on Form 10-K filed with the SEC on May 1, 2007).

10.29	NYSE Group, Inc. 2006 Stock Incentive Plan (Incorporated by reference to Exhibit 99.1 to NYSE Group, Inc.’s registration statement on Form S-8 (File No. 333-132284)) (Incorporated by reference to Exhibit 10.28 to Amendment No. 1 to NYSE Euronext’s Annual Report on Form 10-K filed with the SEC on May 1, 2007).

10.30	Form of Restricted Stock Unit Agreement Pursuant to NYSE Group, Inc. 2006 Stock Incentive Plan (Incorporated by reference to Exhibit 10.1 to NYSE Group Inc.’s current report on Form 8-K filed with the SEC on June 7, 2006).

10.31	NYSE Group, Inc. 2006 Annual Performance Bonus Plan (Incorporated by reference to Exhibit 10.22 to NYSE Group, Inc.’s registration statement on Form S-1 (File No. 333-132390)).

10.32	New York Stock Exchange, Inc. Supplemental Executive Retirement Plan (Incorporated by reference to Exhibit 10.23 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.33	Amendment No. 1 to the New York Stock Exchange, Inc. Supplemental Executive Retirement Plan (Incorporated by reference to Exhibit 10.24 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.34	Amendment No. 2 to the New York Stock Exchange, Inc. Supplemental Executive Retirement Plan (Incorporated by reference to Exhibit 10.25 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.35	Amendment to the New York Stock Exchange, Inc. Supplemental Executive Retirement Plan (Incorporated by reference to Exhibit 10.26 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.36	Trust Under the New York Stock Exchange, Inc. Supplemental Executive Retirement Plan (Incorporated by reference to Exhibit 10.27 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

Exhibit No.	Description

10.37	New York Stock Exchange, Inc. Supplemental Executive Savings Plan (Incorporated by reference to Exhibit 10.28 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.38	Amendment No. 1 to the New York Stock Exchange, Inc. Supplemental Executive Savings Plan (Incorporated by reference to Exhibit 10.29 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.39	Amendment No. 2 to the New York Stock Exchange, Inc. Supplemental Executive Savings Plan (Incorporated by reference to Exhibit 10.30 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.40	Amendment No. 3 to the New York Stock Exchange, Inc. Supplemental Executive Savings Plan (Incorporated by reference to Exhibit 10.31 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.41	Amendment No. 4 to the New York Stock Exchange, Inc. Supplemental Executive Savings Plan (Incorporated by reference to Exhibit 10.32 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.42	Trust Under the New York Stock Exchange, Inc. Supplemental Executive Benefits Plans (Incorporated by reference to Exhibit 10.33 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.43	New York Stock Exchange, Inc. Capital Accumulation Plan (Incorporated by reference to Exhibit 10.34 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.44	Amendment No. 1 to the New York Stock Exchange, Inc. Capital Accumulation Plan (Incorporated by reference to Exhibit 10.35 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.45	Amendment No. 2 to the New York Stock Exchange, Inc. Capital Accumulation Plan (Incorporated by reference to Exhibit 10.36 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.46	Amendment No. 3 to the New York Stock Exchange, Inc. Capital Accumulation Plan (Incorporated by reference to Exhibit 10.37 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.47	New York Stock Exchange, Inc. Deferred Compensation Plan for Performance Awards (Incorporated by reference to Exhibit 10.38 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.48	Amendment No. 1 to the New York Stock Exchange, Inc. Deferred Compensation Plan for Performance Awards (Incorporated by reference to Exhibit 10.39 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.49	Amendment No. 2 to the New York Stock Exchange, Inc. Long Term Incentive Deferral Plan (Incorporated by reference to Exhibit 10.40 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.50	New York Stock Exchange, Inc. ICP Award Deferral Plan (Incorporated by reference to Exhibit 10.41 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.51	Amendment No. 1 to the New York Stock Exchange, Inc. ICP Award Deferral Plan (Incorporated by reference to Exhibit 10.42 to NYSE Group, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2006).

10.52	Archipelago Holdings, L.L.C. 2000 Long-Term Incentive Plan (Incorporated by reference to Exhibit 10.16 to Archipelago Holdings, Inc.’s registration statement on Form S-1 filed with the SEC on March 31, 2004 (File No. 333-113226)).

Exhibit No.	Description
10.53	Archipelago Holdings, L.L.C. 2003 Long-Term Incentive Plan (Incorporated by reference to Exhibit 10.17 to Archipelago Holdings, Inc.’s registration statement on Form S-1 filed with the SEC on March 31, 2004 (File No. 333-113226)).

10.54	Archipelago Holdings 2004 Stock Incentive Plan (Incorporated by reference to Exhibit 10.18 to Archipelago Holdings, Inc.’s registration statement on Form S-1 filed with the SEC on March 31, 2004 (File No. 333-113226)).

10.55	Société des Bourses Françaises (SFB) stock option plan (Incorporated by reference to Exhibit 10.54 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).

10.56	Euronext 2001 stock option plan (Incorporated by reference to Exhibit 10.55 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).

10.57	Euronext 2002 stock option plan (Incorporated by reference to Exhibit 10.56 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).

10.58	Euronext 2004 stock option plan (Incorporated by reference to Exhibit 10.57 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).

10.59	Euronext 2005 Executive Incentive Plan and rules (Incorporated by reference to Exhibit 10.58 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).

10.60	Employment Agreement, dated as of September 8, 2004 between Euronext Amsterdam N.V. and Mr. J.J.M. van der Does de Willebois (Incorporated by reference to Exhibit 10.59 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).

10.61	Employment Agreement, dated as of July 8, 1999 between Liffe Administration and Management and Mr. Hugh Ronald Freedberg (Incorporated by reference to Exhibit 10.60 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).

10.64	Employment Agreement, dated as of January 26, 2005 between Euronext Lisbon and Dr. Miguel Athayde Marques (Incorporated by reference to Exhibit 10.63 to NYSE Euronext’s registration statement on Form S-4 (File No. 333-137506)).

10.65	Euronext N.V. All Employee Share Purchase and Match Plan 2006 (Incorporated by reference to Exhibit 99.10 to NYSE Euronext’s registration statement on Form S-8 (File No. 333-141869)).

10.66	Euronext N.V. HM Revenue and Customs Approved Share Incentive Plan 2006 (Incorporated by reference to Exhibit 99.11 to NYSE Euronext’s registration statement on Form S-8 (File No. 333-141869)).

10.67	Euronext N.V. Share Purchase and Match French Plan (Incorporated by reference to Exhibit 99.12 to NYSE Euronext’s registration statement on Form S-8 (File No. 333-141869)).

10.68	Asset Purchase Agreement by and among NYSE Group, Inc., NYSE Regulation, Inc. and National Association of Securities Dealers, Inc. dated as of July 30, 2007 (Incorporated by reference to Exhibit 10.1 to NYSE Euronext’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2007).

10.69	Separation Agreement, by and between NYSE Euronext and Gerald D. Putnam, dated September 17, 2007 (Incorporated by reference to Exhibit 99.1 to NYSE Euronext’s current report on Form 8-K filed with the SEC on September 20, 2007).

10.70	Consulting Agreement, by and between NYSE Euronext and Gerald D. Putnam, dated September 17, 2007 (Incorporated by reference to Exhibit 99.2 to NYSE Euronext’s current report on Form 8-K filed with the SEC on September 20, 2007).

Exhibit No.	Description
10.71	Letter Agreement by and between Duncan L. Niederauer and NYSE Euronext, dated November 14, 2007 (Incorporated by reference to Exhibit 99.1 to NYSE Euronext’s current report on Form 8-K filed with the SEC on November 16, 2007).

10.72	Employment Agreement by and between Bruno Colmant and Euronext Brussels N.V./S.A., dated September 7, 2007. ‡

10.73	Employment Agreement by and between Philippe Duranton and NYSE Euronext, dated February 5, 2008. ‡

10.74	Employment Agreement by and between John Halvey and NYSE Euronext, dated February 11, 2008. †

10.75	364-Day Credit Agreement ($1,000,000,000), dated as of April 2, 2008, between NYSE Euronext, the Subsidiary Borrowers party hereto, the Lenders party hereto, JPMorgan Chase Bank, N.A. as Administrative Agent, and the other financial institutions party thereto as agents (Incorporated by reference to Exhibit 10.1 to NYSE Euronext’s current report on Form 8-K filed with the SEC on April 7, 2008).

21.1	List of Subsidiaries of NYSE Euronext. †

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for NYSE Euronext. §

23.2	Consent of KPMG Accountants N.V., joint independent accountants for Euronext N.V. §

23.3	Consent of Ernst & Young Accountants, joint independent accountants for Euronext N.V. §

23.4	Consent of Wachtell, Lipton, Rosen & Katz for opinion regarding legality of securities being registered (included as part of its opinion filed as Exhibit 5.1 and incorporated herein by reference). §

23.5	Consent of Wachtell, Lipton, Rosen & Katz for opinion regarding U.S. federal income tax matters (included as part of its opinion filed as Exhibit 8.1). §

23.6	Consent of Milbank, Tweed, Hadley & McCloy LLP for opinion regarding U.S. federal income tax matters (included as part of its opinion filed as Exhibit 8.2). §

24.1	Power of Attorney. ‡

99.1	Opinion of Lehman Brothers (included as Annex B to the proxy statement-prospectus forming a part of this Registration Statement).

99.2	Opinion of Morgan Stanley & Co. Incorporated (included as Annex C to the proxy statement-prospectus forming a part of this Registration Statement).

99.3	Consent of Lehman Brothers. §

99.4	Consent of Morgan Stanley & Co. Incorporated. ‡

99.5	Form of Proxy of The Amex Membership Corporation. †

99.6	Form of Letter of Transmittal.

*	Portions of the exhibit have been omitted pursuant to a request for confidential treatment.
‡	Previously filed with the initial filing of this Registration Statement.
†	Previously filed with Amendment No. 1 to this Registration Statement.
§	Previously filed with Amendment No. 3 to this Registration Statement.

ITEM	22. UNDERTAKINGS

(A)    The undersigned registrant hereby undertakes as follows:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) If the registrant is relying on Rule 430B (§230.430B of this chapter):

(A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii) If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(B)  (1) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(C)    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(D)    The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into this registration statement pursuant to Items 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means; this includes information contained in documents filed subsequent to the effective date of this registration statement through the date of responding to the request.

(E)    The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on May 8, 2008.

NYSE EURONEXT

By:	/S/ JOHN K. HALVEY
Name:	John K. Halvey
Title:	Group Executive Vice President, General Counsel and Corporate Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Duncan L. Niederauer	Chief Executive Officer and Director (Principal Executive Officer)	May 8, 2008

** Joost van der Does de Willebois	Acting Chief Financial Officer (Principal Financial Officer)	May 8, 2008

/S/ STÉPHANE BIEHLER Stéphane Biehler	Senior Vice President, Chief Accounting Officer and Corporate Controller (Principal Accounting Officer)	May 8, 2008

* Jan-Michiel Hessels	Director (Chairman)	May 8, 2008

* Marshall N. Carter	Director (Deputy Chairman)	May 8, 2008

* Jean-François Théodore	Director (Deputy Chief Executive Officer)	May 8, 2008

* Ellyn L. Brown	Director	May 8, 2008

* Sir George Cox	Director	May 8, 2008

* Andre Dirckx	Director	May 8, 2008

* William E. Ford	Director	May 8, 2008

* Sylvain Hefes	Director	May 8, 2008

Signature	Title	Date

* Dominique Hoenn	Director	May 8, 2008

* Patrick Houël	Director	May 8, 2008

* Shirley Ann Jackson	Director	May 8, 2008

* James S. McDonald	Director	May 8, 2008

* Duncan M. McFarland	Director	May 8, 2008

* James J. McNulty	Director	May 8, 2008

* Baron Jean Peterbroeck	Director	May 8, 2008

* Alice M. Rivlin	Director	May 8, 2008

* Ricardo Salgado	Director	May 8, 2008

* Robert B. Shapiro	Director	May 8, 2008

* Rijnhard van Tets	Director	May 8, 2008

* Karl M. von der Heyden	Director	May 8, 2008

* Sir Brian Williamson	Director	May 8, 2008

*By:	/S/ JANET KISSANE
Janet Kissane Attorney-in-Fact

**By:	/S/ STÉPHANE BIEHLER
Stéphane Biehler Attorney-in-Fact